LEASES - Undiscounted Operating Lease Liabilities (Details) $ in Thousands, $ in Thousands	Mar. 31, 2023 USD ($)	Mar. 31, 2023 USN ($)	Dec. 31, 2022 USD ($)	Mar. 31, 2022 USN ($)	Dec. 31, 2021 USD ($)
LEASES
2023	$ 188		$ 234
2024	241		234
2025	18		19
Total undiscounted lease payments	447		487
Less imputed interest	(34)		(42)
Total net lease liabilities	$ 413	$ 413	$ 445	$ 445	$ 115